UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2017

Saul Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2017, the Company held its Annual Meeting of Stockholders, at which John E. Chapoton, H. Gregory Platts, B. Francis Saul II and John R. Whitmore were reelected to the Board of Directors for three year terms expiring at the 2020 Annual Meeting. The terms of the remaining Board members did not expire as of the May 5, 2017 meeting, and those individuals continue as directors of the Company. Holders of 20,539,336 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 95.5% of the 21,515,753 shares eligible to vote) as follows:

In Favor         Withheld     Not Voted
John E. Chapoton            19,362,470     81,025    1,095,841
H. Gregory Platts            19,371,726     71,769    1,095,841
B. Francis Saul II            19,085,198     358,297    1,095,841
John R. Whitmore            18,884,561     558,934    1,095,841

The stockholders voted for the ratification of Ernst & Young as independent public accountants as follows:

In Favor        Opposed        Abstain
20,492,540    41,390        5,406

The stockholders voted to approve the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2017 Annual Meeting of Stockholders:

In Favor        Opposed        Abstain        Not Voted
19,145,338    275,603        22,554        1,095,841

The stockholders voted to have an advisory vote on executive compensation every three years:

One Year    Two Years    Three Years    Abstain        Not Voted
7,622,455    47,268        11,608,902    137,659        1,123,052

Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, a presentation given by management at the Company’s annual meeting of stockholders. The presentation is Exhibit 99.(a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99.(a) Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: May 8, 2017

EXHIBIT INDEX

Exhibit No.	Description
99. (a)	Annual Meeting Presentation, delivered May 5, 2017.